Exhibit 99.1
Palace Hotel, New York City January 12, 2006 Bob Stanzione, Chairman & CEO Jim Bauer, VP-Investor Relations Needham & Company's Eighth Annual Growth Conference

Safe Harbor This presentation contains forward-looking statements concerning projections of revenues, income and other financial items; plans and objectives for future operations, products and services; future economic performance; and the assumptions underlying or relating to the foregoing. The statements in this presentation that use such words as "believe," "expect," "intend," "anticipate," "contemplate," "estimate," or "plan," or similar expressions are also forward-looking statements. Actual results may differ materially from those contained in any forward-looking statement or from those which could be expected to accompany such statements. Specific factors which could cause such material differences include the following: the timing of the introduction and the performance factors of certain new ARRIS products; design or manufacturing defects in our products which could curtail sales and subject us to substantial costs for removal, replacement and reinstallation of such products; manufacturing or product development problems that we do not anticipate; an inability to absorb or adjust our costs in response to lower sales volumes than we anticipate; loss of key management, sales or technical employees; decisions by our larger customers to cancel contracts or orders as they are entitled to do or not to enter into new contracts or orders with us because of dissatisfaction, technological or competitive changes, changes in control or other reasons. Other risks involve capital spending levels by our customers based in part on demand for broadband services, customer adoption of our technologies, the development and marketing of technology by our competitors and the risks associated with potential acquisitions of competitors, additional lines of business and/or product and services offerings. The above listing of factors is representative of the factors which could affect our forward-looking statements and is not intended as an all encompassing list of such factors. We disclaim any obligation to update publicly or otherwise these statements, whether as a result of new information, future events or otherwise.

Introduction Who We Are 2005 Achievements Q3 YTD Results

Who we are.... ARRIS is a leading global provider of broadband access solutions for delivery of converged voice, data and video services over HFC networks We lead in two fast growing market segments Cable Telephony Transport of converged IP services over Cable Our 2005 results demonstrate our leadership and potential

ARRIS Worldwide Presence.... Engineering Tech Support Sales & Admin Melbourne Around The World... Around The Clock! Amsterdam Philadelphia Boston Chicago Atlanta-HQ Manila Tokyo Santiago London Cork Denver Barcelona Hong Kong Seoul Beijing Chengdu

ARRIS Worldwide Customer Base…

Canada
- Eastlink
- Capella/Videotron
- Rogers

Latin America
- VTR – Chile
- BCD/Cablevision – Argentina
- CableMas – Mexico
- Liberty – Puerto Rico
- Cable Bahamas – Bahamas
  - Plus 10 Others

United States
- Cox
- Comcast
- Time Warner
- Charter
- Insight
- Adelphia
- Cable One
- GCI
- Knology
- Susquehanna
- Grande
- Bright House
- Frankfort
- Black Hills
- Cebridge
  - Plus 50 Others

Asia
- Jupiter – Japan
- Synclayer – Japan
- Hanaro - Korea
- Commverge – Korea
- Han Kook – Korea
- Chengdu – China
  - Plus 12 Others

Europe
- UGC / Europe – Multiple Countries
- Retecal – Spain
- Cabovisao – Portugal
- Essent – Netherlands
- Accesscom – Israel
- Telenet – Belgium
- Laser GmbH – Germany
  - Plus 40 Others

**Over 145 operators,
in 37 countries, and growing…**

6 January 12, 2006

ARRIS

2005 Achievements position ARRIS for Continued Success.... #1 VoIP EMTA share worldwide Customers adding record numbers of new telephony subscribers using ARRIS products... Top 5 MSO's worldwide standardized on ARRIS EMTA Continued growth for ARRIS CMTS footprint in 2005 Over 30 new customers in US, Korea, Germany, Taiwan, Hong Kong, Spain, and others New customers generated over half of CMTS revenue growth Operational excellence in achieving enhanced margins Cost reduction, supply chain management, working capital, time to market Eliminated all debt and built a strong cash position

Q3 YTD 2005 Results & Q4 2005 Analysts' Estimates Q104 Q204 Q304 Q404 Q105 Q205 Q305 Q405* EPS -0.24 -0.06 -0.04 -0.01 0.04 0.08 0.18 0.17 0.03 Q104 Q204 Q304 Q404 Q105 Q205 Q305 Q405* Rev$ 111.6 120.5 128.4 129.5 135.9 162.2 201 180 9 YTD 2005 revenue increase 38.4% $499.1 million YTD 2005 vs. $360.6 million same period in 2004 YTD GAAP EPS** up $0.22 from ($0.04) to $0.18 EMTA volumes and cost reduction, high margin CMTS sales Focus on operational excellence * Q4 2005 range of analysts'estimates ** See our website at www.arrisi.com for a reconciliation of non-GAAP measures

2006 and Beyond

2006 and Beyond... Increasing network traffic and bandwidth competition from Telcos and DBS will drive CMTS and Video QAM growth Everything IP, everywhere creating consumer demand for bandwidth, especially IP Video iTunes(r) Video, Starz Vongo (SM), Google(tm) Video, Slingbox(tm) DSL carriers aggressively using download speeds to compete Cable must respond with CMTS capacity expansion and Wideband upgrades Rapid expansion of cable telephony (VoIP) and bandwidth competition will drive CPE growth USA: Comcast, Adelphia properties post-merger, Charter Europe, Asia, Latin America: multiple operators ARRIS is responding with new product introductions: Multi-line and Wireless Voice/Data Gateway, Wideband Data, Next Generation CMTS and Video Edge QAM

New Services create More Traffic and consume More Bandwidth.... E-Mail Digital Music VoIP Digital Photos Podcasting Online- Games Video Mail Video Blogs All Video on Demand Unicast per Subscriber Web Browsing Video on Demand High Definition Video on Demand Advanced Services Demand More Bandwidth Video Mail 0 10 20 30 40 50 60 70 80 90 100 Megabits per Second per Subscriber

Cable CAPEX is Growing Again... Cable CAPEX is Growing Again... Source: Infonetics, Kinetic Strategies, ARRIS Estimates

New Products increase our Potential... CMTS (Network) C4 DOCSIS 3.0 Wideband 100 to 1,000+ Mbps per sub ARRIS first to demonstrate ARRIS method now standard Critical in Asia, Europe, and the U.S. where VDSL and FTTH are being deployed D5 Next Gen Video Edge QAM First element of M-CMTS DOCSIS 3.0 Shared QAM Voice, Data, Video Address converging markets CPE Low-cost EMTA Cable Modem replacement Multi-line EMTA MDU/Commercial Services Wireless Voice/Data Gateway 802.11g Wideband Modem 100+ Mbps per sub HSD DS-1/E-1 over Cable Commercial Services

ARRIS Technology and Sales Leadership mean more Market Share... Entered the DOCSIS CMTS market in 2002 and took share ~ 0% share 2001 to ~ 20% share Q3 2005 Key Competitors: Cisco, Motorola Launched VoIP EMTA in 2003 and gained #1 position ~ 42% share Q3 2005 (#1) Key Competitors: Cisco/S-A, Motorola Value, Standards, Reliability, Superior Service Source: Infonetics Source: Infonetics

ARRIS CPE Markets Products

ARRIS CPE Markets Products

Cable CPE CAPEX shows Healthy Growth... 2005: first year of deployments, 2006 - 2008 more operator launches and velocity Total EMTA revenues increase as unit volumes outpace ASP declines Profitability maintained through cost reduction and new product introductions More growth as new services are implemented using DOCSIS-embedded devices Wireless Gateway, Multi-line EMTA, 100Mbps+ Wideband modem, DS-1 Commercial Service Top 6 North American MSO subscribers estimated to grow 170% to 5.8 M by YE06 Worldwide cable VoIP subscribers estimated to grow 145% to 10.3 M by YE06 Worldwide cable VoIP expected to reach 6% of basic video subscribers by YE06 Source: In-Stat 11/05, ARRIS Estimates Source: In-Stat 11/05, ARRIS Estimates

ARRIS Top 10 EMTA Customers... *Note: Top 10 EMTA customers for 3Q05

ARRIS CPE Markets Products

Current EMTA Portfolio... Support both PacketCable and SIP Touchstone(tm) Telephony Modem Platinum Touchstone(tm) Telephony Modem Gold Touchstone(tm) Telephony Modem Silver Touchstone(tm) Telephony Modem Bronze Touchstone(tm) Telephony Port Application Carrier Grade Voice & Data Carrier Grade Voice & Data Voice & Data Voice & Data Outdoor Carrier Grade Voice & Data Capacity 2 RJ11 1 RJ45 1 USB 2 RJ11 1 RJ45 1 USB 2 RJ11 1 RJ45 1 USB 1 RJ11 1 RJ45 2 or 4 RJ11 1 RJ45 CableLabs(r) Features Battery Backup Data Interface Voice CODEC Specials PC 1.1/DOCSIS(r) 2.0 8-16 Hrs Lithium Ion Bridged 10/100BT & USB 711, 726, 729 Battery Telemetry PC 1.1/DOCSIS 2.0* 4 Hrs Lithium Ion Bridged 10/100BT & USB 711, 726, 729 Battery Telemetry PC 1.0/DOCSIS 2.0* Local power only Bridged 10/100BT & USB 711, 726, 729 PC 1.0/DOCSIS 2.0* Local power only 10/100BT 711, 726, 729 PC 1.1/DOCSIS 2.0 Network or LPSU 10/100BT 711, 726, 729 Battery Telemetry *Euro-DOCSIS models also available

The Next Generation ARRIS EMTA... Replaces the TM402 family Lower Cost Based on next gen chipsets Smaller footprint Same field proven line card features available in TM402 48V supervisory Constant current boost mode 5 REN, etc.. Redesigned battery solution 2 cell pack - 5 hours 4 cell pack - 10 hours Integrated power supply No power cord brick! ILEC cross-wiring protection Available January 2006 Available January 2006 Available January 2006 Available January 2006 Available January 2006 Available January 2006 Available January 2006 Available January 2006 Available January 2006 Available January 2006 Available January 2006 Available January 2006 Available January 2006 Available January 2006 Available January 2006 Available January 2006 Available January 2006 TM502 Product Family

Multi-Line EMTAs for MDUs and Small Businesses…


ARRIS

TM512A 12-Line EMTA

- 8 or 12 line configurations (TM508A and TM512A)
- Integrated DOCSIS 2.0 Cable modem
- PacketCable and SIP Protocols
- Carrier class telephony interface (line diags, current boost mode)
- Support for External Battery Backup
- Wall mount and rack mount options
- RJ45 10/100BaseT Data Interface
- Available March 2006

22 January 12, 2006 ARRIS

802.11g Wireless Gateway.... Combines Leading EMTA Technology with Wireless to Create an ideal Home Network CableLabs Compliant 2 analog POTs lines 10/100 Base-T 4 Port Ethernet Switch and USB 1.1 interface Network Address Translation (NAT) and DCHP Server Wire Equivalent Privacy VPN Capability Battery-backup and non- battery versions Available July 2006 Available July 2006 Available July 2006 Available July 2006 Available July 2006 Available July 2006 Available July 2006 Available July 2006 Available July 2006 Available July 2006 Available July 2006 Available July 2006

Wideband Modem will meet Market Bandwidth Demands.... Standards-based IP Bonded Channels Downstream data rates 4 DOCSIS channels 160 Mbps Upstream data rates 4 DOCSIS 2.0 channels 120 Mbps Quality of Service Ethernet 10/100/1000BT External AC/DC converter DOCSIS 3.0 compatible Available May 2006 Available May 2006 Available May 2006 Available May 2006 Available May 2006 Available May 2006 Available May 2006 Available May 2006 Available May 2006 Available May 2006 Available May 2006 Available May 2006 Available May 2006 Available May 2006 WBM650A Wideband Modem

DS-1 Circuit Emulation Modem for Commercial Services... Based on ARRIS' industry leading carrier-grade embedded MTA platforms Ethernet (RJ45) packet data interfaces T1 TDM data interface Lithium-ion battery back-up 2.2AH DOCSIS 2.0 compliant transport TDM data and packet data both supported from a single, compact, battery-backed CPE Proven and extremely stable DOCSIS 2.0 cable modem platform with very large deployed base Industry leading battery technology technology technology technology technology technology technology technology technology technology technology technology technology technology technology technology technology technology Circuit Emulation Service Modem

Touchstone Product Family enables Advanced Services over Cable... Commercial Services DS1 over DOCSIS Multi-line EMTA for MDU Battery ALARM SYSTEM Primary Line VoIP EMTA Wireless Voice/Data Gateway 100Mbps+ Wideband IPTV

ARRIS CMTS Markets Products

ARRIS CMTS Markets Products

ARRIS CMTS and Video QAM Growth... Over 750 ARRIS C4 CMTS chassis shipped worldwide More than 50 operators Largest deployment exceeds 3 Million subscribers D5 M-CMTS Video Edge QAM shipping 1Q 2006 Source: Infonetics and ARRIS Source: Infonetics 2003 2004 2005 CMTS 40330 46461 62772 2005 2006 2007 2008 CMTS 750 870 1000 1100 Edge QAM 90 200 270 405

ARRIS CMTS Growth Strategy . . .

- **Continue technology leadership**
  - Reliability (hitless failover and upgrades)
  - Carrier grade VoIP
  - Highest density
  - CableLabs compliance
- **Deliver market leading features**
  - Wideband data (DOCSIS 3.0)
  - 10 Gbps Routing
- **Lead in Next Generation M-CMTS**
  - DOCSIS 3.0 Compliance
  - "All in One" C4/D5 M-CMTS
    - Easy upgrade of existing base
    - Either all-ARRIS or multi-vendor solutions
  - Commitment to Converged Services
    - Voice, Data, Video



C4 CMTS/M-CMTS



C3 CMTS



D5 Edge QAM/M-CMTS

30 January 12, 2006 ARRIS

Do MSOs need a Next Gen CMTS? Triple play is moving to converged IPTV, VoIP, and HSD This requires more bandwidth, security, and IP addresses to facilitate this shift to everything IP, everywhere Flexible bandwidth allocation needed to reduce CAPX/sub Discreet deployment of Upstream and Downstream capacity allows cost-effective emerging services like IPTV Competition from DSL and FTTX is driving Wideband data IPv6 is needed to resolve IP address exhaust for large MSO or interconnected IP networks Answer: DOCSIS 3.0 and Modular-CMTS (M-CMTS)

ARRIS CMTS Markets Products

Current CMTS Portfolio….

DOCSIS® 2.0 and Euro-DOCSIS 2.0 Qualified

Cadant® C4™ CMTS

- **Large Markets**
  - 20K+ homes passed per hub
- DOCSIS 2.0 Qualified
- DSG Support Qualified
- PacketCable™ Qualified
- Supports up to 52,000 Subscribers
- Hitless failover
- Hitless software upgrade (HSU)
- Wideband transport capability
  - Pre-DOCSIS 3.0 Q2 2006



C4 CMTS
Chassis Based

Cadant C3™ CMTS

- **Medium to Small Markets**
  - 5K to 20K homes passed per hub
- DOCSIS 2.0 Qualified
- Supports up to 3,000 Subscribers
- Commercial Application Support
  - Virtual Private Networks and DS-1



C3 CMTS
Rack Mount

33 January 12, 2006 ARRIS

ARRIS D5(tm) First ARRIS Next Generation Modular CMTS Element DOCSIS 3.0 QAM Sharing Converged Voice, Data, Video MPEG switched digital video VOD Multicast IPTV Unicast IPTV DOCSIS IP Multimedia content Integrated with VOD suppliers Broadbus, C-COR, Concurrent, Kasenna Industry leading value, density and modularity Available 1Q 2006 Available 1Q 2006 Available 1Q 2006 Available 1Q 2006 Available 1Q 2006 Available 1Q 2006 Available 1Q 2006 Available 1Q 2006 Available 1Q 2006 Available 1Q 2006 Available 1Q 2006 Available 1Q 2006 Available 1Q 2006 Available 1Q 2006 Available 1Q 2006 Available 1Q 2006 Available 1Q 2006 Available 1Q 2006 Available 1Q 2006

Summary

Positive outlook for 2006 and beyond... Momentum in fast growing market segments Rapid new product innovations Operational excellence Strong Balance Sheet Leading to continued top and bottom line improvements

Questions